Nationwide Bailard Cognitive Value Fund Summary Prospectus November 28, 2014

Class/Ticker A NWHDX C NWHEX M NWHFX Institutional Class NWHGX Institutional Service Class NWHHX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 28, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 71 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 75 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares	Class M Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None	None
Other Expenses[1]	0.31%	0.26%	0.25%	0.34%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.32%	2.02%	1.01%	1.10%	1.01%

1	“Other expenses” has been restated to reflect current fees. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 74 of the Prospectus.

SP-HM-CV (11/14)

Summary Prospectus November 28, 2014	1	Nationwide Bailard Cognitive Value Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$702	$969	$1,257	$2,074
Class C shares	305	634	1,088	2,348
Institutional Class shares	103	322	558	1,236
Institutional Service Class shares	112	350	606	1,340
Class M shares	103	322	558	1,236

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$205	$634	$1,088	$2,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 286.05% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal market conditions, invest its assets primarily in common stocks of small-cap value companies that are within a market capitalization range that is similar, although not identical, to the market capitalization range of those companies found in the S&P SmallCap 600 Value Index. Under normal market conditions, the Fund may invest up to 25% of the Fund’s assets in common stocks of micro-cap companies whose market capitalization, measured at the time of purchase, is less than the minimum market capitalization for companies included in the S&P SmallCap 600 Value Index. There is no minimum market capitalization limit for the companies in which the Fund may invest. The Fund’s subadviser seeks to add value to the Fund’s portfolio through stock selection while maintaining a risk profile that is appropriate relative to the S&P SmallCap 600 Value Index. The subadviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market.

As part of the portfolio management of the Fund, the subadviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and cognitive errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The subadviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks of foreign companies. The Fund may also engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Micro-cap risk – investing in micro-cap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of micro-cap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, micro-cap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may result in additional tax consequences for Fund shareholders.

In addition to these risks, the Fund’s subadviser may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The Fund has adopted the historical performance of the HighMark Cognitive Value Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented

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for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. The returns presented for periods prior to April 3, 2006 are based on the performance of the Bailard Cognitive Value Fund (the “Prior Predecessor Fund”), which was acquired as the result of a reorganization between the Predecessor Fund and the Prior Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were reflected, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. The Fund replaced the S&P Small Cap 600 Value Index with the Russell 2000 Value Index. The Adviser believes that the Russell 2000 Value Index provides a more accurate representation of the Fund’s current asset weightings and peer category than the S&P Small Cap 600 Value Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Best quarter:    17.72% – 2nd qtr. 2009

Worst quarter:    -23.97% – 4th qtr. 2008

Year-to-date total return as of September 30, 2014:    -0.46%

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C, Class M and Institutional Service Class shares is based on the previous performance of Class A, Class C, Class M and Fiduciary Class

Shares, respectively, of the Predecessor Fund. The historical performance for each of these share classes for the period prior to April 3, 2006 was based on the previous performance of the Prior Predecessor Fund, and had been adjusted to reflect applicable sales charges and higher share class expenses than those of shares of the Prior Predecessor Fund.

The Fund commenced offering Institutional Class shares on September 18, 2013. Therefore, pre-inception historical performance of Institutional Class shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Institutional Class shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	22.49%	16.86%	7.45%
Class A shares – After Taxes on Distributions	14.15%	15.12%	5.68%
Class A shares – After Taxes on Distributions and Sales of Shares	14.52%	13.07%	5.60%
Class C shares	27.86%	17.51%	7.41%
Class M shares	30.24%	18.69%	8.50%
Institutional Class shares	30.04%	18.56%	8.39%
Institutional Service Class shares	29.92%	18.54%	8.38%
Russell 2000 Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	34.52%	17.64%	8.61%
S&P Small Cap 600 Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	41.31%	21.37%	10.65%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Bailard, Inc. (“Bailard”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Thomas J. Mudge III	Director, Equity Research, Bailard	Since 2006

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Class M: $5,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C, M: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

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In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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